                           SUBSTITUTION OF INDEMNITOR
                   AND ASSUMPTION OF OBLIGATIONS OF INDEMNITOR


         THIS SUBSTITUTION OF INDEMNITOR AND ASSUMPTION OF OBLIGATIONS OF INDEMNITOR (this "Substitution Agreement") is made and entered into as of July 2, 2002, by and among Cedar Income Fund Partnership, L.P. a Delaware limited partnership, Cedar Income Fund, Ltd. a Maryland corporation (individually or collectively, if more than one, the "Assuming Principal"), Loyal Plaza Associates, L.P. a Delaware limited partnership (the "Assuming Borrower"), Glimcher Properties Limited Partnership ("Glimcher"), Glimcher Loyal Plaza Tenant, L.P. ("Tenant") and Loyal Plaza Venture, L.P. a Delaware limited partnership (the "Original Borrower"), and LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates, Series 2001-C3 (the "Lender").

                                    RECITALS

         A. Original Borrower is indebted to the Lender with respect to a loan (the "Loan") in the original principal amount of $14,000,000.00

         B. The Loan is evidenced by that certain Promissory Note dated May 31, 2001 (the "Note"), made by the Original Borrower, in the original principal amount of the Loan, payable to the order of Lehman Brothers Bank, FSB (the "Original Lender").

         C. The Note is secured by inter alia that certain Open-End Mortgage and Security Agreement dated as the date as the Note (the "Mortgage"), executed by the Original Borrower and Tenant to the Original Lender.

         D. The Note and the Mortgage, the Indemnity (as defined below), the Environmental Indemnity (as defined below), together with any other instruments, certificates, assignments, financing statements, opinions, documents and instruments of writing evidencing, guaranteeing, securing or pertaining to the Loan, are sometimes hereinafter collectively referred to as the "Loan Documents."

         E. In connection with the execution and delivery of the Loan Documents, Glimcher and Tenant represented to the Original Lender that Glimcher and Tenant are affiliates of the Original Borrower and that Glimcher and Tenant would derive substantial economic benefit from the Original Lender making the Loan to the Original Borrower, and Glimcher and Tenant undertook certain obligations and agreements and assumed certain liabilities as the "Indemnitor", "Guarantor" and/or "Principal" (collectively referred to herein as "Indemnitor") under that certain Holdback and Indemnity Agreement dated as of the same date as the Note (the "Indemnity"), by Glimcher, Tenant (in such capacity, Glimcher and Tenant are herein referred to as the "Holdback Principals") and Original Borrower in favor of the Original Lender, the Original Borrower being jointly and severally liable with the Holdback Principals for the performance of the obligations and agreements of the Indemnitors set forth in the Indemnity.

         F. In connection with the execution and delivery of the Loan Documents, Tenant represented to the Original Lender that Tenant is an affiliate of the Original Borrower and that Tenant would derive substantial economic benefit from the Original Lender making the Loan to the Original Borrower, and Tenant undertook certain obligations and agreements and assumed certain liabilities under, pursuant to, and in accordance with the Loan Documents, including, without limitation, those obligations and agreements of the "Principal", "Indemnitor" and/or "Guarantor" (collectively referred to herein as "Principal") set forth in that Environmental Indemnity Agreement dated as of the same date as the Note (the "Environmental Indemnity"), by the Tenant (in such capacity, Tenant is herein referred to as the "Environmental Principal") and the Original Borrower in favor of the Original Lender, the Original Borrower being jointly and severally liable with the Environmental Principal for the performance of the obligations and agreements of the Principals set forth in the Environmental Indemnity.

         G. The Holdback Principals and Original Borrower, by executing this Substitution Agreement, hereby acknowledge, ratify and re-affirm each obligation to pay and perform each and all of the obligations, agreements and liabilities of the Indemnitor under, pursuant to, and in accordance with the Indemnity, and the Environmental Principal and Original Borrower, by their execution hereof, hereby acknowledge, ratify and re-affirm their obligation to pay and perform each and all of the obligations, agreements and liabilities of a Principal pursuant to, and in accordance with the Environmental Indemnity, as fully and completely as if they were re-executing and re-delivering each of the Indemnity, the Environmental Indemnity and the other Loan Documents as of the date of this Substitution Agreement.

         H. The Original Lender has assigned, sold and transferred all of its right, title and interest in and to the Note, the Mortgage and the other Loan Documents to the Lender and the Lender is the current holder of all of the Original Lender's interest in the Loan and Loan Documents.

         I. Pursuant to that certain purchase and sale agreement (as amended, the "Sales Agreement"), by and between Original Borrower and Cedar Income Fund Partnership, whose right, title and interest in the Sales Agreement was subsequently assigned to Assuming Borrower, the Original Borrower has agreed to sell, and Assuming Borrower has agreed to purchase, that certain real property more particularly described on Exhibit A attached to the Mortgage, together with all other property encumbered by the Mortgage, and the other Loan Documents (collectively, the "Property").

         J. The Original Borrower and the Assuming Borrower have requested that the Lender consent to the sale, conveyance, assignment and transfer of the Property by the Original Borrower to the Assuming Borrower, subject to the Mortgage and the other Loan Documents, and subject to the assumption by the Assuming Borrower of the Loan and the obligations of the Original Borrower under the Loan Documents (the "Sale and Assumption"). The Lender has required, among other things, as a condition of its consent to the Sale and Assumption, that the Assuming Principal, effective from and after the date hereof, become obligated and responsible for the performance of each and all of the obligations and agreements of the Holdback Principals and Environmental Principal under the Loan Documents, and that the Assuming Principal, effective from and after the date hereof, become liable and responsible for each and all of the liabilities of the Holdback Principals and Environmental Principal, as fully and completely as if the Assuming Principal had originally executed and delivered the Loan Documents as the Principal or the Indemnitor thereunder, as the case may be, including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Substitution Agreement, been the obligations, agreements and liabilities of the Holdback Principals and Environmental Principal, without regard to when such obligations, agreements and liabilities arise or accrue, and without regard to the Principal or the Indemnitor, as the case may be, then responsible or liable therefor. In addition, the Lender has required, as a condition of its consent to the Sale and Assumption, that the Assuming Borrower, effective from and after the date hereof, become obligated and responsible for the performance of each and all of the obligations and agreements of the Original Borrower, as a Principal under the Environmental Indemnity and an Indemnitor under the Indemnity, and that the Assuming Borrower, effective from and after the date hereof, become liable and responsible for each and all of the liabilities of the Original Borrower thereunder, as fully and completely as if the Assuming Borrower had originally executed and delivered the Environmental Indemnity and Indemnity as the Borrower, the Indemnitor or Principal thereunder, including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Substitution Agreement, been the obligations, agreements and liabilities of the Original Borrower, without regard to when such obligations, agreements and liabilities arise or accrue, and without regard to the Borrower, the Indemnitor or Principal then responsible or liable therefor.

         K. Holdback Principals and Environmental Principal have requested, in connection with the Assuming Principal becoming obligated and responsible for the performance of each and all of the obligations and agreements of the Principal or the Indemnitor under the Loan and the Loan Documents, and in connection with the Assuming Principal becoming liable and responsible for each and all of the liabilities of the Principal or the Indemnitor thereunder, that the Holdback Principals and Environmental Principal be released, from and after the date of this Substitution Agreement, from the obligations, agreements and liabilities of the Principal or the Indemnitor, as the case may be, under the Loan Documents.

         L. The Lender has required, among other things, as a condition of its consent to such requested release of the Holdback Principals and Environmental Principal, that the Assuming Principal be substituted, in each and every respect, for the Holdback Principals and Environmental Principal pursuant to the Loan Documents, in lieu of and in place of the Holdback Principals and Environmental Principal with respect to each and every reference to the Principal or the Indemnitor in the Loan Documents, including, without limitation, in connection with all of those obligations, agreements and liabilities which would have, but for the provisions of this Substitution Agreement, been the obligations, agreements and liabilities of the Holdback Principals and Environmental Principal, without regard to when such obligations, agreements and liabilities arise, accrue, or have arisen or accrued, and without regard to the Principal or the Indemnitor, as the case may be, then responsible or liable therefor.

         M. The Lender, the Holdback Principals, the Environmental Principal, the Original Borrower, the Assuming Principal and the Assuming Borrower, by their respective executions hereof, evidence their consent to (i) the assumption, effective from and after the date hereof, by the Assuming Principal of each and all of the obligations, agreements and liabilities of the Principal and the Indemnitor, as the case may be, under the Loan Documents, (ii) the assumption, effective from and after the date hereof, by the Assuming Borrower of each and all of the obligations, agreements and liabilities of the Borrower and the Principal under the Environmental Indemnity and the Borrower and Indemnitor under the Indemnity, (iii) the release of the Holdback Principals and Environmental Principal and the Original Borrower, from the obligation to perform and be liable for each and all of the obligations, agreements and liabilities of the Principal or the Indemnitor, as the case may be, which accrue or arise from and after the date hereof, under the Loan Documents, including without limitation, the Indemnity and the Environmental Indemnity and (iv) the substitution, in each and every respect, of the Assuming Principal for the Holdback Principals and Environmental Principal under the Loan Documents, and in addition of the Assuming Borrower for the Original Borrower under the Indemnity and the Environmental Indemnity, all of the foregoing being upon the terms and conditions hereinafter set forth.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Recitals. The foregoing recitals are incorporated herein by this reference as if fully set forth at this point in the text of this Substitution Agreement.

         2. Acknowledgment and Agreement of Assuming Principal. Assuming Principal hereby represents and warrants to the Lender that Assuming Principal is an affiliate of the Assuming Borrower and Assuming Principal will derive substantial economic benefit from the Lender's agreement to consent to the Sale and Assumption. The Assuming Principal hereby acknowledges and agrees that the Assuming Principal has executed this Substitution Agreement and agreed to be bound by the covenants and agreements set forth herein in order to induce the Lender to consent to the Sale and Assumption. Accordingly, the Assuming Principal acknowledges that the Lender would not consent to the Sale and Assumption without the execution and delivery by the Assuming Principal of this Substitution Agreement. The Assuming Principal intentionally and unconditionally enters into the covenants and agreements set forth herein and understands that, in reliance upon and in consideration of such covenants and agreements, the Lender has consented to the Sale and Assumption and would not have otherwise done so but for such reliance.

         The Lender hereby acknowledges that it has the same rights and obligations under the Indemnity as the Original Lender.

         3. Acknowledgment and Agreement of Assuming Borrower. The Assuming Borrower hereby represents and warrants to the Lender that it has executed this Substitution Agreement, and agreed to be bound by the covenants and agreements relating to the Assuming Borrower set forth herein, in order to induce the Lender to consent to the Sale and Assumption. Accordingly, the Assuming Borrower acknowledges that the Lender would not consent to the Sale and Assumption without the execution and delivery by the Assuming Borrower of this Substitution Agreement. The Assuming Borrower intentionally and unconditionally enters into the covenants and agreements relating to the Assuming Borrower set forth herein and understands that, in reliance upon and in consideration of such covenants and agreements, the Lender has consented to the Sale and Assumption and would not have otherwise done so but for such reliance.

         4. Joint and Several Liability. With respect to the Indemnity and the Environmental Indemnity, the liability of Assuming Principal shall be joint and several with that of the Assuming Borrower.

         5. Transfer Fee and Other Fees. The effectiveness and validity of this Substitution Agreement, and the consent of the Lender to the Sale and Assumption, is expressly conditioned upon the Lender's receipt, in accordance with the provisions of the Loan Documents, of the non-refundable application fee, the transfer fee and any and all other fees, payments or reimbursements payable to the Lender in connection with the transactions set forth herein.

         6. Assumption of Obligations, Agreements and Liabilities of the Principal and the Indemnitor. From and after the date of this Substitution Agreement, the Assuming Principal shall be obligated and responsible for the performance of each and all of the obligations and agreements of the Indemnitor and Principal under the Loan and the Loan Documents, including, without limitation, the Indemnity and the Environmental Indemnity, and the Assuming Principal shall be liable and responsible for each and all of the liabilities of the Indemnitor and Principal thereunder, as fully and completely as if the Assuming Principal had originally executed and delivered the Loan Documents as the Indemnitor and Principal thereunder, including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Substitution Agreement, been the obligations, agreements and liabilities of the Holdback Principals and Environmental Principal, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued, and without regard to the Indemnitor or Principal then responsible or liable therefor at the time of such accrual. From and after the date hereof, the Assuming Principal further agrees to abide by and be bound by all of the terms of the Loan Documents having reference to the Indemnitor and Principal, all as though each of the Loan Documents had been made, executed, and delivered by the Assuming Principal as the Indemnitor and Principal. From and after the date hereof, the Assuming Principal hereby agrees to pay, perform, and discharge each and every obligation of payment and performance of the Indemnitor and Principal under, pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided.

         7. Assumption of Obligations, Agreements and Liabilities of the Borrower, Indemnitor and Principal under the Environmental Indemnity and Indemnity. From and after the date of this Substitution Agreement, the Assuming Borrower shall be obligated and responsible for the performance of each and all of the obligations and agreements of the Original Borrower, Indemnitor and Principal under the Indemnity and the Environmental Indemnity, and the Assuming Borrower shall be liable and responsible for each and all of the liabilities of the Borrower, Indemnitor and Principal thereunder, as fully and completely as if the Assuming Borrower had originally executed and delivered the Indemnity and the Environmental Indemnity as the Borrower, Indemnitor and Principal thereunder, including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Substitution Agreement, been the obligations, agreements and liabilities of the Original Borrower, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued, and without regard to the Borrower, Indemnitor and Principal then responsible or liable therefor at the time of such accrual. From and after the date hereof, the Assuming Borrower further agrees to abide by and be bound by all of the terms of the Indemnity and the Environmental Indemnity having reference to the Borrower, Indemnitor and Principal, all as though the Indemnity and the Environmental Indemnity had been made, executed, and delivered by the Assuming Borrower as the Borrower, Indemnitor or Principal. From and after the date hereof, the Assuming Borrower hereby agrees to pay, perform, and discharge each and every obligation of payment and performance of the Borrower, Indemnitor or Principal under, pursuant to and as set forth in the Indemnity and the Environmental Indemnity at the time, in the manner and otherwise in all respects as therein provided.

         8. Substitution of Indemnitor. From and after the date of this Substitution Agreement, the Holdback Principals and Environmental Principal (and in the case of the Indemnity and the Environmental Indemnity, the Original Borrower) shall, with respect only to those matters first arising or accruing after the date of this Substitution Agreement and in connection with which the Holdback Principals, Environmental Principal and the Original Borrower had no involvement, be fully released of their liability as the Indemnitor and Principal under the Loan Documents, including without limitation, the Indemnity and Environmental Indemnity, Assuming Principal and Assuming Borrower) shall be substituted, in each and every respect, for the Holdback Principals, Environmental Principal and the Original Borrower, in lieu of and in place of the Holdback Principals, Environmental Principal and the Original Borrower with respect to each and every reference to the Indemnitor and Principal, in the Loan Documents, including without limitation, the Indemnity and Environmental Indemnity. Notwithstanding the foregoing, the Assuming Principal and the Assuming Borrower acknowledge and agree that the Assuming Borrower shall in addition be responsible and liable for the payment and performance of each and all of the obligations, covenants and agreements of the Indemnitor and Principal pursuant to the Indemnity and the Environmental Indemnity. The Holdback Principals, Environmental Principal and the Original Borrower hereby acknowledge and agree that the release set forth herein shall not be construed to release the Holdback Principals, Environmental Principal or the Original Borrower, as the case may be, from any liability under the Note or any of the other Loan Documents, including, without limitation, the Indemnity and Environmental Indemnity, for any acts or events occurring or obligations arising prior to or upon the date of this Substitution Agreement, whether or not such acts, events or obligations are, as of the date of this Substitution Agreement, known or ascertainable.

         9. Notice to Indemnitor. Without amending, modifying or otherwise affecting the provisions of the Loan Documents except as expressly set forth herein, the Lender shall, from and after the date of this Substitution Agreement, deliver any notices to the Indemnitor or Principal which are required to be delivered pursuant to the Loan Documents, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to the Assuming Principal's address set forth at the foot of this Substitution Agreement.

         10. No Waiver by Lender. Except for the express release of the Holdback Principals, Environmental Principal and Original Borrower as set forth in
Section 8 herein, nothing contained herein shall be deemed a waiver of any of the Lender's rights or remedies under any loan agreement, the Note, the Mortgage, or any of the other Loan Documents.

         11. Relationship with Loan Documents. To the extent that this Substitution Agreement is inconsistent with the Loan Documents, this Substitution Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

         12. Captions. The headings to the sections of this Substitution Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

         13. Partial Invalidity. If any provision of this Substitution Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Substitution Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Substitution Agreement.

         14. Entire Agreement. This Substitution Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof (it being hereby acknowledged and agreed that this Substitution Agreement is not intended to address or otherwise relate to the liability or obligations of the Assuming Borrower under any of the Loan Documents, except as expressly set forth herein in connection with, and with regard to, the Environmental Indemnity). This Substitution Agreement shall not be amended unless such amendment is in writing and executed by each of the parties. This Substitution Agreement supersedes all prior negotiations regarding the subject matter hereof.

         15. Binding Effect. This Substitution Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by the Lender to any further sale, conveyance, assignment or transfer of the Property by the Assuming Borrower.

         16. Multiple Counterparts. This Substitution Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, when taken together, will constitute one and the same Substitution Agreement.

         17. Governing Law. This Substitution Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

         18. Effective Date. This Substitution Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Substitution Agreement under seal to be effective as of the date first aforesaid.

                   ASSUMING PRINCIPAL:

                         Cedar Income Fund Partnership, L.P., a Delaware limited Partnership

                         By:  Cedar Income Fund, Ltd., a Maryland corporation
                         Its: General Partner

                                    By:    /s/  Brenda J. Walker
                                       ----------------------------------------
                                    Name:       Brenda J. Walker
                                         --------------------------------------
                                    Its:        Vice President
                                        ---------------------------------------

                         Cedar Income Fund, Ltd., a Maryland corporation


                                     By:    /s/  Brenda J. Walker
                                       ----------------------------------------
                                    Name:       Brenda J. Walker
                                         --------------------------------------
                                    Its:        Vice President
                                        ---------------------------------------
Address of Assuming Principal:

c/o Brentway Management, LLC
44 South Bayles Avenue, Suite 304
Port Washington, NY 11050

                   ASSUMING BORROWER:

                           Loyal Plaza Associates, L.P. a Delaware limited partnership

                           By: CIF-Loyal Plaza Associates, L.P. a Delaware
                               limited partnership
                           Its: General Partner

                                    By:  CIF-Loyal Plaza Associates, Corp., a
                                         Delaware corporation
                                    Its: General Partner

                                          By:    /s/  Brenda J. Walker
                                             ----------------------------------
                                          Name:       Brenda J. Walker
                                               --------------------------------
                                          Its:        Vice President
                                              ---------------------------------
Address of Assuming Borrower:

c/o Brentway Management, LLC
44 South Bayles Avenue, Suite 304
Port Washington, NY 11050

                   HOLDBACK PRINCIPALS AND ENVIRONMENTAL PRINCIPAL:


                           Glimcher Properties Limited Partnership, a Delaware limited partnership

                                    By:  Glimcher Properties Corporation, a
                                         Delaware corporation
                                    Its: General Partner

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Its:
                                             ----------------------------------


                           Glimcher Loyal Plaza Tenant, L.P., a Delaware limited partnership

                                    By:  Glimcher Loyal Plaza Tenant, Inc., a
                                         Delaware corporation
                                    Its: General Partner

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Its:
                                        ---------------------------------------


                   ORIGINAL BORROWER:

                           Loyal Plaza Venture, L.P. a Delaware
                           limited partnership

                            By:  Glimcher Loyal Plaza, Inc. a Delaware
                                 corporation
                            Its: General Partner

                                    By:
                                        ---------------------------------------
                                    Name:
                                          -------------------------------------
                                    Its:
                                         --------------------------------------

                   LENDER:

                           LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates, Series 2001-C3

                           By: WACHOVIA BANK, NATIONAL ASSOCIA-TION (f/k/a First Union National Bank), as Master Servicer, as authorized under that certain Pooling and Servicing Agreement dated as of July 11, 2001


                                By:
                                       ----------------------------------------
                                Name:
                                       ----------------------------------------
                                Title:
                                       ----------------------------------------